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              PAINEWEBBER SERIES TRUST -- GLOBAL INCOME PORTFOLIO

                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997


                                                        June 26, 1997


Dear Investor,

        This is a supplement to the Prospectus of the PaineWebber Series Trust -- Global Income Portfolio dated May 1, 1997. The purpose of this supplement is to notify investors of changes to certain investment policies of the Portfolio that have been approved by the Board of Trustees.

        Your Portfolio first began investing in the world's debt markets more than nine years ago. Much has changed since then. Among the more significant changes are increased opportunities to benefit from limited investments in lower-rated debt obligations around the world. Your Portfolio has been able to make investments in non-investment grade debt for some time, subject to certain limits. The Board of Trustees of the Global Income Portfolio has recently expanded those limits. Initially, Mitchell Hutchins anticipates that this added flexibility will allow it to invest a greater percentage of the Portfolio's assets in emerging market debt. Mitchell Hutchins hopes that this change will increase the potential to enhance performance; however, whenever a portfolio attempts to take advantage of greater opportunities, it must also accept increased risks.

        The following is a summary of the Portfolio's revised policies regarding credit quality.

* Under normal circumstances, the Portfolio will continue to invest at least 65% of its total assets in high quality debt securities. Debt securities are considered to be high quality if they are assigned one of Moody's or S&P's two highest ratings, assigned a comparable rating by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated by an NRSRO, are determined by Mitchell Hutchins to be of comparable quality.

* The Portfolio may invest up to 35% of its total assets in securities that are rated below the top two grades by Moody's or S&P's, assigned a comparable rating by another NRSRO, or if unrated by an NRSRO, are determined by Mitchell Hutchins to be of comparable quality.

* Within the 35% limitation, the Portfolio may not invest more than 20% of its total assets in debt securities rated below investment grade (e.g., as low as D by S&P or C by Moody's, or, in the case of securities assigned a commercial paper rating by S&P, as low as D) or if not so rated, determined by Mitchell Hutchins to be of comparable quality. Investment grade securities are securities rated in one of the four highest grades by S&P or Moody's (e.g., at least BBB by S&P or Baa by Moody's), assigned a comparable rating by another NRSRO, or if unrated by an NRSRO, determined by Mitchell Hutchins to be of comparable quality.

Previously, the Portfolio could invest in debt securities rated below investment grade only if they were rated at least BB by S&P or B by Moody's, or for securities assigned a commercial paper rating, B by S&P, or if unrated by an NRSRO, determined by Mitchell Hutchins to be of comparable quality. Furthermore, the Portfolio could invest in securities rated below investment grade only if they were sovereign debt securities.

To reflect these changes in the prospectus (on page PW14 in the first paragraph under the caption "Global Income Portfolio"), the sentence describing the previous 20% limitation is replaced with the following:







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      Within this 35% limitation, the Portfolio must invest in debt securities rated at least investment grade, except that the Portfolio may invest up to 20% of its total assets in debt securities that are rated as low as D by S&P or C by Moody's, assigned a commercial paper rating as low as D by S&P, comparably rated by another NRSRO, or unrated by an NRSRO but determined by Mitchell Hutchins to be of comparable quality to any of the foregoing rated securities.

In addition, the following disclosure is added on page PW21 under the caption "Debt Securities," following the discussion of junk bonds:

     Debt rated D by S&P is in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. Debt rated C by Moody's is in the lowest rated class an can be regarded as having extremely poor prospects of attaining any real investment standing. Please consult pages 39 to 41 of the Statement of Additional Information for descriptions of all other ratings below investment grade.

The Board of Trustees also has approved a change in the Portfolio's investment policies to permit investment in debt securities that are not paying current income if Mitchell Hutchins believes that these securities have the potential for capital appreciation.

To reflect this change in the prospectus, the following disclosure is added to page PW14 in the first paragraph under the caption "Global Income Portfolio," following the discussion of the principal determinants of weightings with the
Portfolio:

     Up to 20% of the Portfolio's total assets may be invested in debt securities that are not paying current income. The Portfolio may purchase these securities if Mitchell Hutchins believes that they have the potential for capital appreciation.

    RISKS OF EMERGING MARKET DEBT. As mentioned above, the Portfolio's ability to invest in securities rated below investment grade effectively increases its ability to invest in emerging market debt. The Portfolio may also invest in emerging market debt that is rated investment grade. Therefore, the Portfolio's total investment in emerging market debt may exceed the Portfolio's 20% limit on debt rated below investment grade. As detailed in the Prospectus, investment in securities issued by companies located in emerging markets involves additional risks, in that these countries have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. Similarly, for debt issued by governments of emerging market countries, there is the risk that the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of the debt, and the Portfolio may have limited legal recourse in the event of default.

     If you have any questions regarding PaineWebber Series Trust -- Global Income Portfolio, please call your investment executive at PaineWebber or one of its correspondent firms. If you do not have an investment executive, please call PaineWebber shareholder services toll-free at 800-647-1568.